================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                ----------------

                                   MCMS, INC.
             (exact name of registrant as specified in its charter)

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 October 8, 2001
                          ----------------------------
                Date of report (Date of earliest event reported)

           DELAWARE                       333-50981                82-0480109
     --------------------          Commission File Number     --------------------
(State or other jurisdiction of                                 (I.R.S. Employer
incorporation or organization)                               Identification Number)

               83 Great Oaks Boulevard, San Jose, California 95119
        -----------------------------------------------------------------
               (Address of Principal Executive Offices, Zip Code)

                                 (408) 284-3500
        -----------------------------------------------------------------
              (Registrant's telephone number, including area code)

        -----------------------------------------------------------------
              (Former name or former address, if changed since last
                                    report.)

================================================================================



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ITEM 5.  OTHER EVENTS

         Registrant's press release dated October 8, 2001 is filed herewith as
Exhibit 99 and is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibit

Exhibit No.            Description
-----------            -----------
99                     Press Release of MCMS, Inc., dated as of October 8, 2001.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MCMS, INC.


Date:  October 9, 2001             By: /s/ Chris J. Anton
                                       --------------------------
                                       Name:  Chris J. Anton
                                       Title: Executive Vice President, Finance
                                       and Chief Financial Officer (Principal
                                       Financial Officer and Accounting Officer)



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                                Index to Exhibits


Exhibit No.            Description
-----------            -----------
99                     Press Release of MCMS, Inc., dated as of October 8, 2001.